                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549




                                      FORM 8-K

                                   Current Report

                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    February 19, 1998



                              BRANDYWINE REALTY TRUST
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)





          MARYLAND                    1-9106                  23-2413352
          --------                    ------                  ----------
(State or other jurisdiction   (Commission file number)    (I.R.S. Employer
    of incorporation)                                   Identification Number)


              16 Campus Boulevard, Newtown Square, Pennsylvania  19073
                      (Address of principal executive offices)


                                   (610) 325-5600
                (Registrant's telephone number, including area code)



                                 Page 1 of 5 pages

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 19, 1998, the Company consummated the acquisition of a portfolio of 14 properties that contain an aggregate of approximately 941,471 net rentable square feet. The aggregate purchase price for these properties was $55.5 million. The Company has provided additional information with respect to this acquisition under the caption "RREEF Portfolio" in Item 5 of a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 1998.


ITEM 5.  OTHER EVENTS

I.  THREE CHRISTINA CENTRE

     As of the date of this filing, the Company has determined that it is probable that it will acquire, through Brandywine Operating Partnership, L.P. ("Operating Partnership"), an office property containing approximately 311,286 net rentable square feet ("Three Christina Centre"). The property is located in Wilmington, Delaware.

     As of February 23, 1998, Three Christina Centre was fully leased to 10 tenants. First USA Bank occupies 269,361 net rentable square feet, which is more than 10% of the total net rentable area of the property.

     The Company anticipates closing the purchase of Three Christina Centre on or about March 5, 1998. The purchase price for Three Christina Centre is anticipated to total approximately $50.6 million. The Operating Partnership expects to pay the purchase price and closing expenses using borrowings under its existing revolving credit facility.

     The seller of Three Christina Centre, Advent Limited Partnership II, is a party unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of the property on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined by arm's-length negotiation between the Company and the seller.

     The table set forth below shows certain information regarding rental rates and lease expirations for Three Christina Centre.

                            Scheduled Lease Expirations
                              (Three Christina Centre)

 Year of      Number of Leases       Rentable Square        Final Annualized         Percentage of Total
  Lease        Expiring Within        Footage Subject        Base Rent under      Final Annualized Base Rent
Expiration     the Year at (1)      to Expiring Leases      Expiring Leases (2)    Under Expiring Leases
----------    ----------------      ------------------      -------------------   --------------------------
      1998           5                      8,663                $  119,118                   2.2%
      1999           1                        100                     2,856                   0.1%
      2000           1                        403                    10,547                   0.2%
      2001           -                        -                         -                       -
      2002           -                        -                         -                       -
      2003           -                        -                         -                       -
      2004           1                      4,157                    74,826                   1.4%
      2005           -                        -                         -                       -
      2006           -                        -                         -                       -
  2007 and
Thereafter          25                    297,963                 5,137,767                  96.1%
                    --                    -------                ----------                 ------
     Total          33                    311,286                $5,345,114                 100.0%
                    --                    -------                ----------                 ------
                    --                    -------                ----------                 ------

(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.

     After giving effect to the acquisition of Three Christina Centre, the Company's portfolio will consist of 127 office properties and 28 industrial properties (including an office property that is currently under construction and that the Company has agreed to acquire upon its completion during the first or second quarter of 1998) that contain an aggregate of approximately
10.4 million net rentable square feet.


II.  FINANCIAL STATEMENTS

     Financial statements for Three Christina Centre are included in this Current Report under Item 7. After reasonable inquiry, the Company is not aware of any material factors relating to the above mentioned properties that would cause the reported financial information relating to such properties not to be necessarily indicative of future operating results.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements.

         The audited statement of revenue and certain operating expenses of Three Christina Centre for the year ended December 31, 1996 and the unaudited statement of revenue and certain operating expenses for the nine months ended September 30, 1997 are included on pages
         F-16 to F-19.

     (b) Pro Forma Financial Information.

         Pro forma financial information which reflects the Company's acquisition Three Christina Centre as of and for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are included on pages F-1 to F-15.

     (c) Exhibits.

         23.1 - Consent of Arthur Andersen LLP

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BRANDYWINE REALTY TRUST


Date:  February 23, 1998      By: /s/ Gerard H. Sweeney
       -----------------          --------------------------------
                                  Gerard H. Sweeney, President and
                                  Chief Executive Officer
                                  (Principal Executive Officer)



Date:  February 23, 1998      By: /s/ Mark S. Kripke
       -----------------          --------------------------------
                                  Mark S. Kripke, Chief Financial Officer
                                  (Principal Financial and
                                  Accounting Officer)

                            BRANDYWINE REALTY TRUST
                         INDEX TO FINANCIAL STATEMENTS

I.         UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

- Pro Forma Condensed Consolidating Balance Sheet as of
  September 30, 1997............................................  F-4

- Pro Forma Condensed Consolidating Statement of Operations
  for the Year Ended December 31, 1996..........................  F-5

- Pro Forma Condensed Consolidating Statement of Operations
  for the Nine Months Ended September 30, 1997..................  F-6

- Notes and Management's Assumptions to Unaudited Pro Forma
  Condensed Consolidating Financial Information.................  F-7


II.        THREE CHRISTINA CENTRE

- Report of Independent Public Accountants...................... F-16

- Combined Statements of Revenue and Certain Expenses for the
  Year Ended December 31, 1996 (audited) and for the Nine Month
  Period Ended September 30, 1997 (unaudited)................... F-17

- Notes to Statements of Revenue and Certain Expenses........... F-18

                            BRANDYWINE REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

    The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of September 30, 1997 and the pro forma condensed consolidating statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996.

    The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

    The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on September 30, 1997 for balance sheet purposes, and at the beginning of the period presented for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Company acquired its partnership interests in Brandywine Operating Partnership, L.P. (the "Operating Partnership").

- The Company issued 4,600,000 Common Shares at $16.50 per share, of which 600,000 shares related to the underwriter's exercise of the over-allotment option (the "1996 Offering").

- The Company issued 636,363 Common Shares at $16.50 per share to a voting trust established for the benefit of the Pennsylvania State Employees Retirement System ("SERS"), in exchange for $10.5 million (the "SERS Offering") and contributed such proceeds to the Operating Partnership in exchange for 636,363 units of general partnership interest ("GP Units") in the Operating Partnership.

- The Company issued 709,090 Common Shares at $16.50 per share to two investment funds managed by Morgan Stanley Asset Management Inc. (the "Morgan Stanley Offering") and contributed the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

- The Operating Partnership repaid $49,805,000 of mortgage indebtedness and $764,000 of loans made by Safeguard Scientifics, Inc. and paid a $500,000 prepayment penalty with a portion of the proceeds of the 1996 Offering, the SERS Offering and the Morgan Stanley Offering.

- The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering").

- The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

- The Operating Partnership repaid $160,775,000 of indebtedness under the Company's revolving credit facility using proceeds from the July 1997 Offering.

- The Company issued 786,840 Common Shares at $22.31 per share (the "September 1997 Offering"). The net proceeds from the September 1997 Offering were contributed to the Operating Partnership in exchange for 786,840 GP Units.

- The Company issued 751,269 Common Shares at $24.63 per share (the "December 1997 Offering"). The net proceeds from the December 1997 Offering were contributed to the Operating Partnership in exchange for 751,269 GP Units.

- The Company issued 10,000,000 Common Shares at $24.00 per share (the "January 1998 Offering"). The net proceeds from the January 1998 Offering were contributed to the Operating Partnership in exchange for 10,000,000 GP Units.

- The Company issued 1,012,820 Common Shares at $24.06 per share (the "February 1998 Offering"). The net proceeds from the February 1998 Offering were contributed to the Operating Partnership in exchange for 1,012,820 GP Units

    The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                            BRANDYWINE REALTY TRUST

                  PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                      AS OF SEPTEMBER 30, 1997 (Notes 1 and 2)

                                  (Unaudited)
                                 (In thousands)

                                 BRANDYWINE
                                   REALTY            RECENT           OTHER
                                   TRUST             PUBLIC          RECENT           THREE
                                 HISTORICAL         OFFERINGS     ACQUISITIONS      CHRISTINA        PRO FORMA
                              CONSOLIDATED (A)         (B)             (C)         CENTRE (D)      CONSOLIDATED
                            --------------------  -------------  ---------------  -------------  -----------------
ASSETS:
  Real estate investments,
    net...................       $  462,772         $  --           $ 386,513       $  51,662        $ 900,947
  Cash and cash
    equivalents...........           19,965            --              --              --               19,965
  Escrowed cash...........              348            --              --              --                  348
  Accounts receivable.....            2,465            --              --              --                2,465
  Due from affiliates.....           --                --              --              --               --
  Investment in management
    company...............              318            --              --              --                  318
  Deferred costs and other
    assets................            8,470            --              --              --                8,470
                                   --------       -------------  ---------------  -------------       --------
    Total assets..........          494,338            --             386,513          51,662          932,513
                                   --------       -------------  ---------------  -------------       --------
                                   --------       -------------  ---------------  -------------       --------
LIABILITIES:
  Mortgage notes payable..           47,984            --              --              --               47,984
  Notes payable, Credit
    Facility..............           14,000          (267,970)        377,005          51,662          174,697
  Accrued interest........              303            --              --              --                  303
  Accounts payable and
    accrued expenses......            4,128            --              --              --                4,128
  Distributions payable...            8,338            --              --              --                8,338
  Tenant security deposits
    and deferred rents....            3,960            --              --              --                3,960
  Tenant security deposits
    and deferred rents....              387            --              --              --                  387
                                   --------       -------------  ---------------  -------------       --------
    Total liabilities.....           79,100          (267,970)        377,005          51,662          239,797
                                   --------       -------------  ---------------  -------------       --------
MINORITY INTEREST.........            4,894            --               9,508          --               14,402
                                   --------       -------------  ---------------  -------------       --------
BENEFICIARIES' EQUITY:
  Common shares of
    beneficial interest...              234               118          --              --                  352
  Additional paid-in
    capital...............          428,787           267,852          --              --              696,639
  Share warrants..........              962            --              --              --                  962
  Cumulative earnings.....            5,209            --              --              --                5,209
  Cumulative
    distributions.........          (24,848)           --              --              --              (24,848)
                                   --------       -------------  ---------------  -------------       --------
    Total beneficiaries'
      equity..............          410,344           267,970          --              --              678,314
                                   --------       -------------  ---------------  -------------       --------
    Total liabilities and
      beneficiaries'
      equity                     $  494,338         $  --           $ 386,513       $  51,662        $ 932,513
                                   --------       -------------  ---------------  -------------       --------
                                   --------       -------------  ---------------  -------------       --------


                            BRANDYWINE REALTY TRUST

       PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
            FOR THE YEAR ENDED DECEMBER 31, 1996 (Notes 1 and 3)

                                  (Unaudited)
                (In thousands, except share and per share amounts)

                                  BRANDYWINE
                                     REALTY
                                     TRUST                                    1997          RECENT       THREE          TOTAL
                                   HISTORICAL         1996                   OTHER          PUBLIC      CHRISTINA      PRO FORMA
                                CONSOLIDATED (A)   EVENTS (B)   SUBTOTAL   EVENTS (C)   OFFERINGS (E)   CENTRE (F)   CONSOLIDATED
                                ----------------   ----------   --------   ----------   -------------   ----------   ------------
REVENUE:
  Base rents...............           $    8,462    $  12,646   $ 21,108    $  79,446        $  --       $   4,508     $  105,062
  Tenant reimbursements....                1,372        2,838      4,210       10,397           --           2,347         16,954
  Other....................                  196          100        296          683           --              14            993
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
    Total Revenue..........               10,030       15,584     25,614       90,526           --           6,869        123,009
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
OPERATING EXPENSES:
  Interest.................                2,751          513      3,264       31,009         (20,098)       3,875         18,050
  Depreciation and
    amortization...........                2,836        4,687      7,523       22,244           --           1,653         31,420
  Property expenses........                3,709        6,830     10,539       37,477           --           2,799         50,815
  General and
    administrative.........                  825          148        973         --             --          --                973
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
      Total operating
        expenses...........               10,121       12,178     22,299       90,730         (20,098)       8,327        101,258
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
Income (loss) before minority
  interest and equity in
  income (loss) of management
  company..................                  (91)       3,406      3,315         (204)         20,098       (1,458)        21,751
Equity in income (loss) of
  management company.......                  (26)          66         40        1,291           --             108          1,439
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
Income (loss) before
  minority interest........                 (117)       3,472      3,355        1,087          20,098       (1,350)        23,190
Minority interest in
  (income) loss............                  (45)        (429)      (474)         362            (198)          17           (293)
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
Net income (loss)..........                 (162)       3,043      2,881        1,449          19,900       (1,333)        22,897
(Income) loss allocated
  to Preferred Shares......                 (401)      (1,847)    (2,248)        --              --           --           (2,248)
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
Income (loss) allocated
  to Common Shares.........           $     (563)   $   1,196   $    633    $   1,449        $ 19,900    $  (1,333)    $   20,649
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
                                      ----------    ---------   --------    ---------        --------    ---------     ----------
Earnings (loss) per Common
  Share....................           $    (0.43)                                                                      $     0.62
                                      ----------                                                                       ----------
                                      ----------                                                                       ----------
Weighted average number of
  shares outstanding
  including share
  equivalents..............            1,302,648                                                                       33,342,335
                                      ----------                                                                       ----------

                            BRANDYWINE REALTY TRUST

       PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (Notes 1 and 3)

                                  (Unaudited)
                (In thousands, except share and per share amounts)


                                 BRANDYWINE
                                   REALTY
                                   TRUST              1997            RECENT            THREE           TOTAL
                                 HISTORICAL           OTHER           PUBLIC          CHRISTINA       PRO FORMA
                              CONSOLIDATED (A)     EVENTS (D)      OFFERINGS (E)     CENTRE (F)      CONSOLIDATED
                            --------------------  -------------  -----------------  -------------  ----------------
REVENUE:
  Base rents..............       $   32,290         $  49,248        $  --            $   3,474       $   85,012
  Tenant reimbursements...            5,731             5,801           --                1,843           13,375
  Other...................              818               402           --                   19            1,239
                                -----------       -------------        -------      -------------  ----------------
    Total Revenue.........           38,839            55,451           --                5,336           99,626
                                -----------       -------------        -------      -------------  ----------------
OPERATING EXPENSES:
  Interest................            4,899            20,668          (15,033)           2,898           13,432
  Depreciation and
    amortization..........           10,051            13,463           --                1,236           24,750
  Property operating
    expenses..............           14,805            21,324           --                2,113           38,242
  Other expenses..........              705            --               --               --                  705
                                -----------       -------------        -------      -------------  ----------------
      Total operating
        expenses..........           30,460            55,455          (15,033)           6,247           77,129
                                -----------       -------------        -------      -------------  ----------------
Income (loss) before
  equity income of
  management company and
  minority interest.......            8,379                (4)          15,033             (911)          22,497
Equity in income (loss) of
  management company......              332               871           --                   81            1,284
                                -----------       -------------        -------      -------------  ----------------
Income (loss) before
  minority interest.......            8,711               867           15,033             (830)          23,781
Minority interest in
  (income) loss...........             (256)              (11)             (43)              10             (300)
                                -----------       -------------        -------      -------------  ----------------
Net income (loss).........            8,455               856           14,990             (820)          23,481
(Income) loss allocated to
  Preferred Shares........             (499)           --               --               --                 (499)
                                -----------       -------------        -------      -------------  ----------------
Income (loss) allocated to
  Common Shares...........       $    7,956         $     856        $  14,990        $    (820)      $   22,982
                                -----------       -------------        -------      -------------  ----------------
                                -----------       -------------        -------      -------------  ----------------
Earnings (loss) per Common
  Share...................       $     0.65                                                            $    0.65
                                -----------                                                        ----------------
                                -----------                                                        ----------------
Weighted average number of
  shares outstanding
  including share
  equivalents.............       12,285,557                                                           35,146,845
                                -----------                                                        ----------------

                            BRANDYWINE REALTY TRUST

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                             FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

1. BASIS OF PRESENTATION:

    Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of February 23, 1998, the Company owned 153 properties. The Company's interest in all of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of February 23, 1998, the Company held a 98.7% interest in the Operating Partnership.

    These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building, the nine properties (the "SERS Properties") acquired in November 1996 from SERS and its subsidiaries, Delaware Corporate Center I, 700/800 Business Center Drive, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties and Three Christina Centre. In management's opinion, all adjustments necessary to reflect the effects of the 1996 Offering, the SERS Offering, the Morgan Stanley Offering, the March 1997 Offering, the July 1997 Offering, the September 1997 Offering, the December 1997 Offering, the January 1998 Offering, the February 1998 Offering, the acquisitions of the SSI/TNC Properties, the LibertyView Building, the 1996 Additional Acquisition Properties (consisting of the SERS Properties, Delaware Corporate Center I, 700/800 Business Center Drive and 8000 Lincoln Drive), the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties and Three Christina Centre by the Company have been made.

2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

    (A) Reflects the Company's historical consolidated balance sheet as of September 30, 1997.

    (B) Reflects the Company's recent public share offerings and the use of the aggregate net proceeds to repay $268.0 million of indebtedness under the Credit Facility, as summarized below:

                                                NET PROCEEDS
                                                ------------
         December 1997 Offering................    $  17,593
         January 1998 Offering.................      227,300
         February 1998 Offering................       23,077
                                                ------------
         Total.................................    $ 267,970
                                                ------------
                                                ------------

    (C) Reflects the Company's acquisition of several property acquisitions for cash and Operating Partnership units as follows:

             PROPERTY             PURCHASE PRICE   CLOSING COSTS     TOTAL
             --------             --------------   -------------   ---------
Atrium I......................    $   10,250       $      45       $  10,295
5 & 6 Cherry Hill Executive
  Campus......................         3,484              20           3,504
220 Commerce Drive............         5,300             129           5,429
Provident Place...............         6,300             152           6,452
PECO Building.................         9,500             146           9,646
Bala Pointe Office Center.....        26,750             403          27,153
Scarborough Properties........        37,075             122          37,197
GMH Properties................       229,015           1,665         230,680
RREEF Properties..............        55,500             657          56,157
                                  --------------   -------------   ---------
  Total.......................    $  383,174       $   3,339       $ 386,513
                                  --------------   -------------   ---------
                                  --------------   -------------   ---------

    (D) Reflects the Company's acquisition of Three Christina Centre as follows:

Purchase Price.............................................  $  50,600
Closing Costs..............................................      1,062
                                                             ---------
                                                             $  51,662
                                                             ---------
                                                             ---------

3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF
   OPERATIONS:

    (A) Reflects the historical consolidated operations of the Company.

    (B) Reflects the historical operations of the SSI/TNC Properties, LibertyView Building and the 1996 Additional Acquisition Properties from January 1, 1996 through the respective dates of acquisition, plus the pro forma 1996 Offering adjustments. The table below reflects the adjustments:


                                                                                                           1996
                                 SSI/TNC                                                                PRO FORMA
                              PROPERTIES AND               DELAWARE        700/800                       & OTHER         TOTAL
                               LIBERTY VIEW      SERS      CORPORATE   BUSINESS CENTER   8000 LINCOLN    OFFERING      PRO FORMA
                                 BUILDING     PROPERTIES    CENTER          DRIVE          DRIVE        ADJUSTMENTS   1996 EVENTS
                              -------------   ----------   ---------   ---------------   ------------   -----------   -----------
REVENUE:
  Base rents...............       $   5,714    $   4,008   $   2,036        $      651      $     237       $  --       $  12,646
  Tenant reimbursements....           2,511          249        --                  76              2          --           2,838
  Other....................             100      --             --               --             --             --             100
                              -------------   ----------   ---------   ---------------   ------------   -----------   -----------
    Total Revenue..........           8,325        4,257       2,036               727            239          --          15,584

OPERATING EXPENSES:
  Interest.................           3,783          194        --               --              --          (3,464)          513
  Depreciation and
    amortization...........           2,819          818         374               212             89           375         4,687
  Property expenses........           2,831        2,217         552               270            231           729         6,830
  General and
    administrative.........             715        --           --               --              --            (567)          148
                              -------------   -----------  ---------   ---------------   ------------   -----------   -----------
      Total operating
        expenses...........          10,148         3,229        926               482            320        (2,927)       12,178

Income (loss) before
  management company and
  minority interest........          (1,823)        1,028      1,110               245            (81)        2,927         3,406
Equity in income (loss) of
  management company.......              75        --           --               --              --              (9)           66
                              -------------   -----------  ---------   ---------------   ------------   -----------   -----------
Income (loss) before
  minority interest........          (1,748)        1,028      1,110               245            (81)        2,918         3,472
Minority interest in
  (income) loss............             513        --           --               --              --            (942)         (429)
                              -------------   -----------  ---------   ---------------   ------------   -----------   -----------
Net income (loss)..........          (1,235)        1,028      1,110               245            (81)        1,976         3,043
Income loss allocated
  to Preferred Shares......          --            --           --               --              --          (1,847)       (1,847)
                              -------------   -----------  ---------   ---------------   ------------   -----------   -----------
Income (loss) allocated
  to Common Shares.........       $  (1,235)    $   1,028   $  1,110         $     245       $    (81)      $   129     $   1,196
                              -------------   -----------  ---------   ---------------   ------------   -----------   -----------

    (C) Reflects the pro forma statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties and the RREEF Properties for the year ended December 31, 1996 and other pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering and the September 1997 Offering for the year ended December 31, 1996. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1996 through the earlier of the respective acquisition dates or December 31, 1996. Operating results from those dates forward are included in the historical results of the Company.

                                                   COLUMBIA      MAIN STREET       1336                         GREENTREE
                                                  ACQUISITION    ACQUISITION    ENTERPRISE                      EXECUTIVE
                                                  PROPERTIES     PROPERTIES        DRIVE        KINGS MANOR      CAMPUS
                                                 -------------  -------------  -------------  ---------------  -----------
Revenue:
  Base rents...................................    $   5,146      $   3,141      $     437       $     411      $   1,862
  Tenant reimbursements........................          359            347             75             107            175
  Other........................................          376         --             --              --             --
                                                      ------         ------          -----           -----     -----------
    Total revenue..............................        5,881          3,488            512             518          2,037
                                                      ------         ------          -----           -----     -----------
Operating Expenses:
  Interest (i).................................        1,680         --             --              --                841
  Depreciation and amortization (ii)...........        1,007            629            117             114            359
  Property expenses............................        1,979          2,194            107             170          1,018
  General and administrative...................       --             --             --              --             --
                                                      ------         ------          -----           -----     -----------
    Total operating expenses...................        4,666          2,823            224             284          2,218
                                                      ------         ------          -----           -----     -----------
Income (loss) before equity in income of
  management company and minority interest.....        1,215            665            288             234           (181)
Equity in income (loss) of management company
  (iii)........................................       --             --             --              --             --
                                                      ------         ------          -----           -----     -----------
Income (loss) before minority interest.........        1,215            665            288             234           (181)
Minority interest in (income) loss.............          (15)            (8)            (4)             (3)             2
                                                      ------         ------          -----           -----     -----------
Net income.....................................    $   1,200      $     657      $     284       $     231      $    (179)
                                                      ------         ------          -----           -----     -----------
                                                      ------         ------          -----           -----     -----------


                                                   FIVE EVES
                                                     DRIVE
                                                 -------------
Revenue:
  Base rents...................................    $     348
  Tenant reimbursements........................           39
  Other........................................            1
                                                       -----
    Total revenue..............................          388
                                                       -----
Operating Expenses:
  Interest (i).................................          254
  Depreciation and amortization (ii)...........          108
  Property expenses............................          151
  General and administrative...................       --
                                                       -----
    Total operating expenses...................          513
                                                       -----
Income (loss) before equity in income of
  management company and minority interest.....         (125)
Equity in income (loss) of management company
  (iii)........................................       --
                                                       -----
Income (loss) before minority interest.........         (125)
Minority interest in (income) loss.............            2
                                                       -----
Net income.....................................    $    (123)
                                                       -----
                                                       -----

                                                                                748 & 855
                                                                    EMMES      SPRINGDALE     1974 SPROUL     MARCH 1997
                                                 TA PROPERTIES   PROPERTIES       DRIVE          ROAD          OFFERING
                                                ---------------  -----------  -------------  -------------  ---------------
Revenue:
  Base rents..................................     $   5,102      $   6,214     $     940      $     774       $  --
  Tenant reimbursements.......................           735          2,681        --                118          --
  Other.......................................             9             10        --             --              --
                                                      ------     -----------        -----    -------------           ---
    Total revenue.............................         5,846          8,905           940            892          --
                                                      ------     -----------        -----    -------------           ---
Operating Expenses:
  Interest (i)................................         3,168          4,987           400         --                (525)
  Depreciation and amortization (ii)..........         1,352          2,128           171            134          --
  Property expenses...........................         1,962          3,482           250            492          --
  General and administrative..................        --             --            --             --              --
                                                      ------     -----------        -----    -------------           ---
    Total operating expenses..................         6,482         10,597           821            626            (525)
                                                      ------     -----------        -----    -------------           ---
Income (loss) before equity in income of
  management company and minority interest....          (636)        (1,692)          119            266             525
Equity in income (loss) of management company
  (iii).......................................           105             65            23             22          --
                                                      ------     -----------        -----    -------------           ---
Income (loss) before minority interest........          (531)        (1,627)          142            288             525
Minority interest in (income) loss............             7             21            (2)            (4)            350
                                                      ------     -----------        -----    -------------           ---
Net income....................................     $    (524)     $  (1,606)    $     140      $     284       $     875
                                                      ------     -----------        -----    -------------           ---
                                                      ------     -----------        -----    -------------           ---


                                                 JULY 1997
                                                 OFFERING
                                                -----------
Revenue:
  Base rents..................................   $  --
  Tenant reimbursements.......................      --
  Other.......................................      --
                                                -----------
    Total revenue.............................      --
                                                -----------
Operating Expenses:
  Interest (i)................................     (12,058)
  Depreciation and amortization (ii)..........      --
  Property expenses...........................      --
  General and administrative..................      --
                                                -----------
    Total operating expenses..................     (12,058)
                                                -----------
Income (loss) before equity in income of
  management company and minority interest....      12,058
Equity in income (loss) of management company
  (iii).......................................      --
                                                -----------
Income (loss) before minority interest........      12,058
Minority interest in (income) loss............         (90)
                                                -----------
Net income....................................   $  11,968
                                                -----------
                                                -----------

                                                                                             CHRISTIANA    METROPOLITAN
                                            BERWYN PARK     GREEN HILLS    500/501 OFFICE     CORPORATE     INDUSTRIAL
                                            PROPERTIES    PROPERTIES (IV)   CENTER DRIVE       CENTER         CENTER
                                           -------------  ---------------  ---------------  -------------  -------------
Revenue:
  Base rents.............................    $   3,815       $   7,700        $   1,754       $     768      $   1,811
  Tenant reimbursements..................          720          --                1,358              61            406
  Other..................................          108          --                   43               2              9
                                                ------          ------           ------           -----         ------
    Total revenue........................        4,643           7,700            3,155             831          2,226
                                                ------          ------           ------           -----         ------
Operating Expenses:
  Interest (i)...........................       --               1,200            1,125             430          1,238
  Depreciation and amortization (ii).....        1,205           1,294              547             183            528
  Property expenses......................        1,991           3,419            1,561             337            678
  General and administrative.............       --              --               --              --             --
                                                ------          ------           ------           -----         ------
    Total operating expenses.............        3,196           5,913            3,233             950          2,444
                                                ------          ------           ------           -----         ------
Income (loss) before equity in income of
  management company and minority
  interest...............................        1,447           1,787              (78)           (119)          (218)
Equity in income (loss) of management
  company (iii)..........................          166            (115)              76               5             53
                                                ------          ------           ------           -----         ------
Income (loss) before minority interest...        1,613           1,672               (2)           (114)          (165)
Minority interest in (income) loss.......          (20)            (21)          --                   1              2
                                                ------          ------           ------           -----         ------
Net income...............................    $   1,593       $   1,651        $      (2)      $    (113)     $    (163)
                                                ------          ------           ------           -----         ------
                                                ------          ------           ------           -----         ------


                                            ATRIUM 1
                                           -----------
Revenue:
  Base rents.............................   $   1,226
  Tenant reimbursements..................          33
  Other..................................          26
                                           -----------
    Total revenue........................       1,285
                                           -----------
Operating Expenses:
  Interest (i)...........................         772
  Depreciation and amortization (ii).....         329
  Property expenses......................         755
  General and administrative.............      --
                                           -----------
    Total operating expenses.............       1,856
                                           -----------
Income (loss) before equity in income of
  management company and minority
  interest...............................        (571)
Equity in income (loss) of management
  company (iii)..........................          31
                                           -----------
Income (loss) before minority interest...        (540)
Minority interest in (income) loss.......           7
                                           -----------
Net income...............................   $    (533)
                                           -----------
                                           -----------

                                                                  5 & 6 CHERRY
                                                 SEPTEMBER       HILL EXECUTIVE      220 COMMERCE      PROVIDENT       PECO
                                               1997 OFFERING         CAMPUS              DRIVE           PLACE     BUILDING (V)
                                             -----------------  -----------------  -----------------  -----------  -------------
Revenue:
  Base rents...............................      $  --              $     152          $     572       $     756     $   1,017
  Tenant reimbursements....................         --                 --                 --                 105        --
  Other....................................         --                 --                 --                   8        --
                                             -----------------  -----------------  -----------------  -----------  -------------
    Total revenue..........................         --                    152                572             869         1,017
                                             -----------------  -----------------  -----------------  -----------  -------------
Operating Expenses:
  Interest (i).............................         --                    263                407             484           723
  Depreciation and amortization (ii).......         --                    112                174             206           309
  Property expenses........................         --                    169                194             333        --
  General and administrative...............         --                 --                 --              --            --
                                             -----------------  -----------------  -----------------  -----------  -------------
    Total operating expenses...............         --                    544                775           1,023         1,032
                                             -----------------  -----------------  -----------------  -----------  -------------
Income (loss) before equity in income of
  management company and minority
  interest.................................         --                   (392)              (203)           (154)          (15)
Equity in income (loss) of management
  company (iii)............................         --                 --                     12              18        --
                                             -----------------  -----------------  -----------------  -----------  -------------
Income (loss) before minority interest.....         --                   (392)              (191)           (136)          (15)
Minority interest in (income) loss.........             10                  5                  2               2        --
                                             -----------------  -----------------  -----------------  -----------  -------------
Net income.................................      $      10          $    (387)         $    (189)      $    (134)    $     (15)
                                             -----------------  -----------------  -----------------  -----------  -------------
                                             -----------------  -----------------  -----------------  -----------  -------------

                                                    BALA POINTE     SCARBOROUGH       GMH         RREEF     TOTAL OTHER
                                                   OFFICE CENTRE    PROPERTIES    PROPERTIES   PROPERTIES   1997 EVENTS
                                                  ---------------  -------------  -----------  -----------  -----------
Revenue:
  Base rents....................................     $   3,572       $   4,971     $  22,906    $   4,051    $  79,446
  Tenant reimbursements.........................            21             239         2,175          643       10,397
  Other.........................................            35          --                56       --              683
                                                        ------          ------    -----------  -----------  -----------
    Total revenue...............................         3,628           5,210        25,137        4,694       90,526
                                                        ------          ------    -----------  -----------  -----------
Operating Expenses:
  Interest (i)..................................         2,036           2,071        17,301        4,212       31,009
  Depreciation and amortization (ii)............           869           1,190         7,382        1,797       22,244
  Property expenses.............................         1,559           2,424        10,964        1,288       37,477
  General and administrative....................        --              --            --           --           --
                                                        ------          ------    -----------  -----------  -----------
    Total operating expenses....................         4,464           5,685        35,647        7,297       90,730
                                                        ------          ------    -----------  -----------  -----------
Income (loss) before equity in income of
  management company and minority interest......          (836)           (475)      (10,510)      (2,603)        (204)
Equity in income (loss) of management company
  (iii).........................................            64             119           550           97        1,291
                                                        ------          ------    -----------  -----------  -----------
Income (loss) before minority interest..........          (772)           (356)       (9,960)      (2,506)       1,087
Minority interest in (income) loss..............            10             (49)          125           32          362
                                                        ------          ------    -----------  -----------  -----------
Net income......................................     $    (762)      $    (405)    $  (9,835)   $  (2,474)   $   1,449
                                                        ------          ------    -----------  -----------  -----------
                                                        ------          ------    -----------  -----------  -----------


(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering and the July 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses of the Green Hill Properties exclude $666,000 from historical amounts. Such amount represents expected salary savings.

(v) Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.

    (D) Reflects the pro forma adjustments relating to the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties and the RREEF Properties for the nine months ended September 30, 1997 and other pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering and the September 1997 Offering for the nine months ended September 30, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through the earlier of the respective acquisition date or September 30, 1997.

                                                   COLUMBIA       MAIN STREET         1336                           GREENTREE
                                                  ACQUISITION     ACQUISITION      ENTERPRISE                        EXECUTIVE
                                                  PROPERTIES      PROPERTIES          DRIVE         KINGS MANOR       CAMPUS
                                                 -------------  ---------------  ---------------  ---------------  -------------
Revenue:
  Base rents...................................    $     338       $     542        $      78        $     105       $     602
  Tenant reimbursements........................           24              60               13               27              17
  Other........................................           25          --               --               --              --
                                                       -----           -----              ---            -----           -----
    Total revenue..............................          387             602               91              132             619
                                                       -----           -----              ---            -----           -----
Operating Expenses:
  Interest (i).................................          110          --               --               --                 249
  Depreciation and amortization (ii)...........           66             109               21               29             106
  Property expenses............................          130             379               19               43             272
  General and administrative...................       --              --               --               --              --
                                                       -----           -----              ---            -----           -----
    Total operating expenses...................          306             488               40               72             627
                                                       -----           -----              ---            -----           -----
Income (loss) before equity in income of
  management company and minority interest.....           81             114               51               60              (8)
Equity in income (loss) of management company
  (iii)........................................       --              --               --               --              --
                                                       -----           -----              ---            -----           -----
Income (loss) before minority interest.........           81             114               51               60              (8)
Minority interest in (income) loss.............           (1)             (1)              (1)              (1)         --
                                                       -----           -----              ---            -----           -----
Net income.....................................    $      80       $     113        $      50        $     59        $      (8)
                                                       -----           -----              ---            -----           -----
                                                       -----           -----              ---            -----           -----


                                                   FIVE EVES
                                                     DRIVE
                                                 -------------
Revenue:
  Base rents...................................    $     103
  Tenant reimbursements........................           12
  Other........................................       --
                                                       -----
    Total revenue..............................          115
                                                       -----
Operating Expenses:
  Interest (i).................................           75
  Depreciation and amortization (ii)...........           32
  Property expenses............................           45
  General and administrative...................       --
                                                       -----
    Total operating expenses...................          152
                                                       -----
Income (loss) before equity in income of
  management company and minority interest.....          (37)
Equity in income (loss) of management company
  (iii)........................................       --
                                                       -----
Income (loss) before minority interest.........          (37)
Minority interest in (income) loss.............       --
                                                       -----

Net income.....................................    $     (37)
                                                       -----
                                                       -----

                                                                                748 & 855
                                                                    EMMES      SPRINGDALE     1974 SPROUL     MARCH 1997
                                                 TA PROPERTIES   PROPERTIES       DRIVE          ROAD          OFFERING
                                                ---------------  -----------  -------------  -------------  ---------------
Revenue:
  Base rents..................................     $   2,053      $   2,570     $     414      $     354       $  --
  Tenant reimbursements.......................           299          1,130        --                 54          --
  Other.......................................             6              2        --             --              --
                                                      ------     -----------        -----         ------             ---
    Total revenue.............................         2,358          3,702           414            408          --
                                                      ------     -----------        -----         ------             ---
Operating Expenses:
  Interest (i)................................         1,241          2,049           171         --                 (91)
  Depreciation and amortization (ii)..........           530            875            73             61          --
  Property expenses...........................           698          1,332            99            225          --
  General and administrative..................        --             --            --             --              --
                                                      ------     -----------        -----         ------             ---
      Total operating expenses................         2,469          4,256           343            286             (91)
                                                      ------     -----------        -----         ------             ---
Income (loss) before equity in income of
  management company and minority interest....          (111)          (554)           71            122              91
Equity in income (loss) of management company
  (iii).......................................            41             27            10             10          --
                                                      ------     -----------        -----         ------             ---
Income (loss) before minority interest........           (70)          (527)           81            132              91
Minority interest in (income) loss............             1              7            (1)            (2)            (50)
                                                      ------     -----------        -----         ------             ---
Net income....................................     $     (69)     $    (520)    $      80      $     130       $      41
                                                      ------     -----------        -----         ------             ---
                                                      ------     -----------        -----         ------             ---

                                                 JULY 1997
                                                 OFFERING
                                                -----------
Revenue:
  Base rents..................................   $  --
  Tenant reimbursements.......................      --
  Other.......................................      --
                                                -----------
    Total revenue.............................      --
                                                -----------
Operating Expenses:
  Interest (i)................................      (6,904)
  Depreciation and amortization (ii)..........      --
  Property expenses...........................      --
  General and administrative..................      --
                                                -----------
    Total operating expenses..................      (6,904)
                                                -----------
Income (loss) before equity in income of
  management company and minority interest....       6,904
Equity in income (loss) of management company
  (iii).......................................      --
                                                -----------
Income (loss) before minority interest........       6,904
Minority interest in (income) loss............          74
                                                -----------
Net income....................................  $    6,978
                                                -----------
                                                -----------



                                                                                             CHRISTIANA    METROPOLITAN
                                            BERWYN PARK     GREEN HILLS    500/501 OFFICE     CORPORATE     INDUSTRIAL
                                            PROPERTIES    PROPERTIES (IV)   CENTER DRIVE       CENTER         CENTER
                                           -------------  ---------------  ---------------  -------------  -------------
Revenue:
Base rents...............................    $   2,492       $   4,567        $   1,106       $     615      $   1,395
Tenant reimbursements....................          376          --                  919              22            306
Other....................................           36          --                   48              45             33
                                                ------          ------           ------           -----         ------
Total revenue............................        2,904           4,567            2,073             682          1,734
                                                ------          ------           ------           -----         ------
Operating Expenses:
Interest (i).............................       --                 690              700             309            926
Depreciation and amortization (ii).......          700             745              340             131            395
Property expenses........................        1,073           2,059              971             218            472
General and administrative...............       --              --               --              --             --
                                                ------          ------           ------           -----         ------
Total operating expenses.................        1,773           3,494            2,011             658          1,793
                                                ------          ------           ------           -----         ------
Income (loss) before equity in income of
  management company and minority
  interest...............................        1,131           1,073               62              24            (59)
Equity in income (loss) of management
  company (iii)..........................           95             (66)              44               4             40
                                                ------          ------           ------           -----         ------
Income (loss) before minority interest...        1,226           1,007              106              28            (19)
Minority interest in (income) loss.......          (15)            (13)              (1)         --             --
                                                ------          ------           ------           -----         ------

Net income...............................    $   1,211       $     994        $     105       $      28      $     (19)
                                                ------          ------           ------           -----         ------
                                                ------          ------           ------           -----         ------


                                            ATRIUM 1
                                           -----------
Revenue:
  Base rents.............................   $     962
  Tenant reimbursements..................          33
  Other..................................          26
                                                -----
    Total revenue........................       1,021
                                                -----
Operating Expenses:
  Interest (i)...........................         577
  Depreciation and amortization (ii).....         246
  Property expenses......................         555
  General and administrative.............      --
                                                -----
    Total operating expenses.............       1,378
                                                -----
Income (loss) before equity in income of
  management company and minority
  interest...............................        (357)
Equity in income (loss) of management
  company (iii)..........................          23
                                                -----
Income (loss) before minority interest...        (334)
Minority interest in (income) loss.......           4
                                                -----

Net income...............................   $    (330)
                                                -----
                                                -----

                                                                  5 & 6 CHERRY
                                                 SEPTEMBER       HILL EXECUTIVE      220 COMMERCE       PROVIDENT         PECO
                                               1997 OFFERING         CAMPUS              DRIVE            PLACE       BUILDING (V)
                                             -----------------  -----------------  -----------------  -------------  ---------------
Revenue:
  Base rents...............................      $  --              $     114          $     525        $     567       $     762
  Tenant reimbursements....................         --                 --                 --                   79          --
  Other....................................         --                 --                 --                    6          --
                                                       ---              -----              -----            -----           -----
    Total revenue..........................         --                    114                525              652             762
                                                       ---              -----              -----            -----           -----
Operating Expenses:
  Interest (i).............................         --                    197                304              362             541
  Depreciation and amortization (ii).......         --                     84                130              154             231
  Property expenses........................         --                    126                164              249          --
General and administrative.................         --                 --                 --               --              --
                                                       ---              -----              -----            -----           -----
Total operating expenses...................         --                    407                598              765             772
                                                       ---              -----              -----            -----           -----
Income (loss) before equity in income of
  management company and minority
  interest.................................         --                   (293)               (73)            (113)            (10)
Equity in income (loss) of management
  company (iii)............................         --                 --                      9               13          --
                                                       ---              -----              -----            -----           -----
Income (loss) before minority interest.....         --                   (293)               (64)            (100)            (10)
Minority interest in (income) loss.........             26                  4                  1                1          --
                                                       ---              -----              -----            -----           -----
Net income.................................      $      26          $    (289)         $     (63)       $     (99)      $     (10)
                                                       ---              -----              -----            -----           -----
                                                       ---              -----              -----            -----           -----

                                                    BALA POINTE     SCARBOROUGH       GMH         RREEF     TOTAL OTHER
                                                   OFFICE CENTRE    PROPERTIES    PROPERTIES   PROPERTIES   1997 EVENTS
                                                  ---------------  -------------  -----------  -----------  -----------
Revenue:
  Base rents....................................     $   2,837       $   4,292     $  18,735    $   3,120    $  49,248
  Tenant reimbursements.........................            27             425         1,449          529        5,801
  Other.........................................            28              17           130       --              402
                                                        ------          ------    -----------  -----------  -----------
    Total revenue...............................         2,892           4,734        20,314        3,649       55,451
                                                        ------          ------    -----------  -----------  -----------
Operating Expenses:
  Interest (i)..................................         1,523           1,549        12,940        3,150       20,668
  Depreciation and amortization (ii)............           650             890         5,521        1,344       13,463
  Property expenses.............................         1,243           1,834         8,179          939       21,324
  General and administrative....................        --              --            --           --           --
                                                        ------          ------    -----------  -----------  -----------
    Total operating expenses....................         3,416           4,273        26,640        5,433       55,455
                                                        ------          ------    -----------  -----------  -----------
Income (loss) before equity in income of
  management company and minority interest......          (524)            461        (6,326)      (1,784)          (4)
Equity in income (loss) of management company
  (iii).........................................            48              89           411           73          871
                                                        ------          ------    -----------  -----------  -----------
Income (loss) before minority interest..........          (476)            550        (5,915)      (1,711)         867
Minority interest in (income) loss..............             6            (146)           75           22          (11)
                                                        ------          ------    -----------  -----------  -----------
Net income......................................     $    (470)      $     404     $  (5,840)   $  (1,689)   $     856
                                                        ------          ------    -----------  -----------  -----------
                                                        ------          ------    -----------  -----------  -----------

------------------------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering and the July 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses for the Green Hill Properties exclude $333,000 from historical amounts. Such amount represents expected salary savings.

(v) Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.

      (E) Represents interest expense savings from debt repayments upon the application of the net proceeds from the December 1997 Offering, the January 1998 Offering and the February 1998 Offering.

      (F) Reflects the pro forma statements of operations of Three Christina Centre for the nine months ended September 30, 1997 and for the year ended December 31, 1996. All amounts represent historical operations except for the pro forma adjustments noted:


- For the nine months ended September 30, 1997:
                                                                                                    THREE CHRISTINA
                                                                                                        CENTRE
                                                                                                   -----------------
Revenue:
  Base rents.....................................................................................      $   3,474
  Tenant reimbursements..........................................................................          1,843
  Other..........................................................................................             19
                                                                                                          ------
    Total revenue................................................................................          5,336
                                                                                                          ------
Operating Expenses:
  Interest (i)...................................................................................          2,898
  Depreciation and amortization (ii).............................................................          1,236
  Property expenses..............................................................................          2,113
  General and administrative.....................................................................         --
                                                                                                          ------
    Total operating expenses.....................................................................          6,247
                                                                                                          ------
Income (loss) before equity in income of management company and minority interest................           (911)
Equity in income (loss) of management company (iii)..............................................             81
                                                                                                          ------
Income (loss) before minority interest...........................................................           (830)
Minority interest in (income) loss...............................................................             10
                                                                                                          ------
Net income.......................................................................................      $    (820)
                                                                                                          ------
                                                                                                          ------

-For the year ended December 31, 1996:

                                                                                                    THREE CHRISTINA
                                                                                                        CENTRE
                                                                                                   -----------------
Revenue:
  Base rents.....................................................................................      $   4,508
  Tenant reimbursements..........................................................................          2,347
  Other..........................................................................................             14
                                                                                                          ------
    Total revenue................................................................................          6,869
                                                                                                          ------
Operating Expenses:
  Interest (i)...................................................................................          3,875
  Depreciation and amortization (ii).............................................................          1,653
  Property expenses..............................................................................          2,799
  General and administrative.....................................................................         --
                                                                                                          ------
      Total operating expenses...................................................................          8,327
                                                                                                          ------
Income (loss) before equity in income of management company and minority interest................         (1,458)
Equity in income (loss) of management company (iii)..............................................            108
                                                                                                          ------
Income (loss) before minority interest...........................................................         (1,350)
Minority interest in (income) loss...............................................................             17
                                                                                                          ------
Net income.......................................................................................      $  (1,333)
                                                                                                          ------
                                                                                                          ------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Brandywine Realty Trust:

We have audited the statement of revenue and certain expenses of Three Christina Centre described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of Brandywine Realty Trust, as described in Note 1, and is not intended to be a complete presentation of Three Christina Centre's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Three Christina Centre for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                              ARTHUR ANDERSEN LLP

Philadelphia, Pa.,

  January 23, 1998

                             THREE CHRISTINA CENTRE

               STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)

                                                                                                    FOR THE NINE
                                                                                        FOR THE     MONTHS ENDED
                                                                                       YEAR ENDED   SEPTEMBER 30,
                                                                                      DECEMBER 31,      1997
                                                                                          1996       (UNAUDITED)
                                                                                      ------------  -------------
REVENUE:
  Minimum rent (Note 2).............................................................   $4,508,000    $ 3,474,000
  Tenant reimbursements.............................................................    2,347,000      1,843,000
  Other Income......................................................................       14,000         19,000
                                                                                      ------------  -------------
    Total revenue...................................................................    6,869,000      5,336,000
                                                                                      ------------  -------------
CERTAIN EXPENSES:
  Maintenance and other operating expenses..........................................    1,456,000      1,073,000
  Utilities.........................................................................      929,000        705,000
  Real estate taxes.................................................................      414,000        335,000
                                                                                      ------------  -------------
      Total certain expenses........................................................    2,799,000      2,113,000
                                                                                      ------------  -------------
REVENUE IN EXCESS OF CERTAIN EXPENSES...............................................   $4,070,000    $ 3,223,000
                                                                                      ------------  -------------
                                                                                      ------------  -------------

    The accompanying notes are an integral part of this financial statement.

                             THREE CHRISTINA CENTRE

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                               DECEMBER 31, 1996

1. BASIS OF PRESENTATION:

This statement of revenue and certain expenses reflects the operations of Three Christina Centre (the "Property") as of December 31, 1996. The Property is expected to be acquired in January 1998 by Brandywine Realty Trust (the "Company") under a sales agreement with TA Associates Realty. The Properties have an aggregate net rentable area of approximately 311,193 square feet (99% leased as of December 31, 1996). The expected purchase price is approximately $50.6 million. This statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on an cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The actual results could differ from those estimates.

The statement of revenue and certain expenses for the nine months ended September 30, 1997 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2. OPERATING LEASES:

Base rents presented for the year ended December 31, 1996, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increases resulting from the straight-line adjustment for the year ended December 31, 1996 and the nine months ended September 30, 1996 were $ 289,000 and $237,000, (unaudited), respectively.

The following tenants had minimum rental payments greater than 10% of the total minimum rent in 1996: First USA Bank $3,245,000

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2012. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

             1997.......................................  $4,101,000
             1998.......................................   3,904,000
             1999.......................................   3,744,000
             2000.......................................   3,747,000
             2001.......................................   3,766,000
             Thereafter.................................  39,731,000
                                                         -----------
                                                         $58,993,000
                                                         -----------
                                                         -----------


Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

3. RELATED PARTY TRANSACTIONS:

The Property paid management fees of $165,000 to Flynn Management Company, a related party, based on 2.5% of cash receipts as defined in the management agreement. These management fees are included within maintenance and other operating expenses in the statement of revenue and certain expenses.